                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



              Date of earliest event reported: September 14, 1996


                            PARKER DRILLING COMPANY
- --------------------------------------------------------------------------------
             (Exact name or registrant as specified in its charter)


Delaware                              1-7573                     73-0618660
- --------------------------------------------------------------------------------
(State of other jurisdiction    Commission File Number         (IRS Employer
of incorporation)                                           Identification No.)

Eight East Third Street, Tulsa, Oklahoma               74103
- --------------------------------------------------------------------------------
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, include area code: (918) 585-8221

Item 5:     Other Events

            On September 14, 1996, Parker Drilling Company ("Parker") and Energy Ventures Incorporated ("EVI") entered into a Stock Purchase Agreement by which Parker will acquire Mallard Bay Drilling, a wholly-owned subsidiary of EVI principally engaged in the offshore contract drilling business. A copy of such Stock Purchase Agreement is annexed hereto as Exhibit 1 and incorporated herein by reference. A copy of the press release regarding the signing of the Stock Purchase Agreement is attached hereto as Exhibit 2 and incorporated herein by reference.

Item 7:     Financial Statements, Pro-Forma Financial Incorporation and Exhibits

            (a)   Financial Statements - None

            (b)   Pro-Forma Financial Statements - None

            (c)   Exhibits

                  2. Stock Purchase Agreement dated September 14, 1996, between Parker Drilling Company and
                       Energy Ventures, Inc.

                 99.   Press Release dated September 16, 1996

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARKER DRILLING COMPANY



                                      By: ------------------------------------
                                          Robert L. Parker Jr.
                                          President and Chief Executive Officer


Date: September 18, 1996

                                 EXHIBIT INDEX


Exhibit
Number                     Description
- -------                    -----------

    2 Stock Purchase Agreement dated September 14, 1996, between Parker Drilling Company and Energy Ventures, Inc.

   99     Press Release dated September 16, 1996